Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas J. Anderson, Chief Financial Officer of R.J. O’Brien Fund Management, LLC (“RJOFM”), Managing Owner of RJO Global Trust (the “Trust”), certify that (i) the attached annual report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the attached annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:	/s/ Thomas J. Anderson
Thomas J. Anderson
Chief Financial Officer
R.J. O’Brien Fund Management, LLC
March 31, 2010